UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22550

Name of Fund: BlackRock Preferred Partners LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Preferred

Partners LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2012

Date of reporting period: 03/31/2012

Item 1 – Report to Stockholders

March 31, 2012

Annual Report

             BlackRock Preferred Partners LLC

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Dear Member

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6-month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

	“While markets have improved in recent months, considerable headwinds remain.” Rob Kapito President, BlackRock Advisors, LLC
	Total Returns as of March 31, 2012
		6-month	12-month
	US large cap equities (S&P 500® Index)	25.89%	8.54%
	US small cap equities (Russell 2000® Index)	29.83	(0.18)
	International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
	Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
	3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
	US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.05)	14.92
	US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
	Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
	US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43
	HFRI Fund of Funds Composite Index	2.88	(3.40)
	Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012

Fund Overview

BlackRock Preferred Partners LLC’s (the “Fund”) investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and a relatively low degree of correlation to the equity markets. The Fund seeks to achieve its investment objective by investing directly or indirectly in private funds or other pooled investment vehicles or accounts organized outside the United States (“Portfolio Funds”) generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term horizon. The Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

—

For the period beginning with the Fund’s commencement of operations on September 1, 2011 through March 31, 2012, the Fund returned 1.60% based on net asset value. For the same period, the return on the Fund’s benchmark, the HFRI Fund of Funds Composite Index, was 0.01%.

Underlying Fund strategies

—

The Fund invests in a portfolio of hedge funds as a means to gain exposure to various types of investment strategies in four major categories including directional trading, event-driven, fundamental long/short and relative value strategies.

—	Directional trading strategies seek to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

—

Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the corporate event.

—

Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value.

—

Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

What factors influenced performance?

—

During the period, event-driven strategies within the portfolio’s underlying funds were the largest contributor to the Fund’s positive performance as a result of increased corporate activity, such as reorganizations, post-reorganizational activity, mergers and bankruptcies. Also having a positive impact on the Fund’s performance was exposure to a number of relative value strategies, including rates strategies, convergence programs and volatility strategies.

—

Detracting from performance was the Fund’s exposure to fundamental long/short strategies, particularly equity selection and credit strategies, as global macroeconomic concerns continued to drive widespread risk-on/risk-off market behavior, creating a difficult environment for trading on fundamentals.

Describe recent portfolio activity.

—

Since the Fund’s commencement of operations on September 1, 2011 through March 31, 2012, the Fund’s selection of hedge fund investments remained largely unchanged with the exception of one transaction at the end of the period. The Fund redeemed its shares of Fortress Macro Fund, Ltd. in order to pursue an opportunity in the Asian macro space. Elsewhere in the portfolio, changes in position sizes resulted from the allocation of new cash inflows from Fund subscriptions.

Describe portfolio positioning at period end.

—

At period end, the Fund held broad exposure across a spectrum of different hedge fund strategies. From a high-level strategy allocation perspective, the Fund held 55% of its investments in hedge funds that are classified (based on their largest underlying strategy exposure) as fundamental long/short strategy funds, 21% in hedge funds classified as event-driven strategy funds, 12% in hedge funds classified as relative value strategy funds and 12% in hedge funds classified as directional trading funds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Fund Summary as of March 31, 2012

Total Return Based on a $50,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]   Under normal market conditions, the Fund will invest, in varying proportions, across a number of portfolio strategies, including but not limited to hedge fund strategies and cash strategies. The Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors.

[3]   This index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal-weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. Returns are net of fees.

[4]   Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge
BlackRock Preferred Partners LLC Units	4.21%	1.60%	(1.45)%
HFRI Fund of Funds Composite Index	2.88	0.01	N/A

[5]	Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution fees.

[6]	The Fund commenced operations on September 1, 2011.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

About Fund Performance

BlackRock Preferred Partners LLC Units incur a maximum initial sales charge of 3.00%, an annual distribution fee of 0.75% and an annual management fee of 0.75%.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a Member would pay on Fund distributions or the repurchase of Fund Units. The Fund charges a 2% early repurchase fee for Members who tender their Units in connection with a tender offer with a valuation date that is prior to the business day immediately preceding the one-year anniversary of the Member’s purchase of respective Units. Performance data does not reflect this potential fee. Figures shown in the performance table assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and the principal value of Units will fluctuate so that Units, when and if repurchased pursuant to a tender offer, if any, may be worth more or less than their original cost.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	5

Fund Summary as of March 31, 2012

Fund Information

The following charts show the ten largest holdings and investment strategies as a percentage of the Fund’s long-term investments:

Portfolio Holdings	3/31/12
Magnetar Capital Fund II, Ltd.	8%
One William Street Capital Offshore Fund, Ltd.	8
Claren Road Credit Fund, Ltd.	8
D.E. Shaw Oculus International Fund	8
Pentwater Event Fund, Ltd.	7
HBK Offshore Fund II LP	5
BG Fund	5
Scout Capital Fund, Ltd.	5
Brigade Leveraged Capital Structures Offshore, Ltd.	5
Davidson Kempner International (BVI), Ltd.	5

Investment Strategies	3/31/12
Fundamental Long/Short	55%
Event Driven	21
Relative Value	12
Directional Trading	12

The table below summarizes the changes in the Fund’s monthly Net Asset Value per unit:

	3/31/12	9/01/11[1]	Change	High	Low
Net Asset Value	$10.16	$10.00	1.60%	$10.16	$9.74

[1]	Commencement of Operations. The Fund is a continuously offered closed-end fund that does not trade on an exchange.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and early withdrawal fees; and (b) operating expenses, including advisory fees, distribution fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) is intended to assist members both in calculating operating expenses based on an investment in the Fund and in comparing these operating expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ member reports.

The expenses shown in the table are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or early withdrawal fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio

BlackRock Preferred Partners LLC	$1,000.00	$1,042.10	$10.21	$1,000.00	$1,015.00	$10.08	2.00%

[1]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

6	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Schedule of Investments March 31, 2012	(Percentages shown are based on Members’ Capital)

Portfolio Funds	Value

Directional Trading – 11.0%
AlphaMosaic SPC Platform, Class A:
Series 09-2011	$457,569
Series 02-2012	48,149
D.E. Shaw Oculus International Fund, Liquidity Class	2,179,127
Fortress Commodities Fund LP, Class S1, Series 09-2011 NI	725,890

3,410,735

Event Driven – 19.4%
Davidson Kempner International (BVI), Ltd., Class C, Tranche 3, Series 01-2012	1,347,411
HBK Offshore Fund II LP, Class A, Sub-Class A1	1,457,504
Pentwater Event Fund, Ltd., Class F-NV-U:
Initial Series	1,516,800
Series 02-2012	107,601
Series 03-2012	512,338
York Investment, Ltd., Class D, Series 09-2011	1,108,658

6,050,312

Fundamental Long/Short – 51.6%
BG Fund, Class B	1,442,495
Brigade Leveraged Capital Structures Offshore, Ltd.:
Series 09-2011 NV	1,069,583
Series 02-2012 NV	100,933
Series 03-2012 NV	251,338
Claren Road Credit Fund, Ltd., Class A:
Series 32	1,035,349
Series 69	170,782
Series 70	642,720
Series 71	473,566
Conatus Capital Overseas Ltd., Class A, Sub-Class 1, Series 09-2011	1,115,640
Glenview Capital Partners (Cayman), Ltd., Series G/84	975,213
King Street Capital, Ltd., Class A, Series 3	1,022,754
Oak Hill Credit Alpha Fund (Offshore), Ltd., Class A, Series 09-2011	1,037,925
One William Street Capital Offshore Fund, Ltd., Class CC:
Series 09-2011-AA	1,727,591
Series 02-2012	102,997
Series 03-2012	557,425
Scout Capital Fund, Ltd., Class B, Series NV	1,434,773
Standard Pacific Capital Offshore, Ltd., Class B, Series C	985,666
Standard Pacific Pan-Asia Fund, Ltd., Series A, Sub-Series 02-2011	841,636
Taconic Opportunity Offshore Fund, Ltd., Class A-NR, Series 50	1,040,765

16,029,151

Relative Value – 11.5%
Aristeia International, Ltd., Class A, Series A-NV	1,161,717
Magnetar Capital Fund II, Ltd., Class A:
Series 25	1,782,641
Series 47	315,692
Series 50	102,790
Series 52	201,980

3,564,820

Total Investments (Cost $28,240,000) – 93.5%	29,055,018
Other Assets Less Liabilities – 6.5%	2,014,701

Members’ Capital – 100.0%	$31,069,719

—

Fair Value Measurements - Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities;

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs). If the reporting entity has the ability to redeem its investment with the Portfolio Funds at the net asset value per share (or its equivalent) at the measurement date or within the near term and there are no other liquidity restrictions.

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments). Investments in Portfolio Funds that are currently subject to liquidity restrictions that will not be lifted in the near term.

The Fund’s investments in Portfolio Funds not otherwise traded on a securities exchange are classified within Level 2 or Level 3 of the fair value hierarchy as the value of these interests are primarily based on the respective net asset value reported by management of each Portfolio Fund rather than actual market transactions and other observable market data. The determination of whether such investment will be classified in Level 2 or Level 3 will be based upon the ability to redeem such investment within a reasonable period of time (within 90 days of the period end and any other month-end). If an investment in a Portfolio Fund may be redeemed within 90 days of the period end and any other month-end, and the fair value of the investment is based on information provided by management of the Portfolio Funds, it is classified as Level 2; in all other cases it is classified as Level 3. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	7

Schedule of Investments (concluded)

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Portfolio Funds:[1]
Directional Trading	–	$1,231,608	$2,179,127	$3,410,735
Event Driven	–	2,456,069	3,594,243	6,050,312
Fundamental Long/Short	–	1,442,495	14,586,656	16,029,151
Relative Value	–	1,161,717	2,403,103	3,564,820

Total	–	$6,291,889	$22,763,129	$29,055,018

[1]	In determining the classification of investments in Portfolio Funds included in the table above, no consideration was given to the classification of securities held by each underlying Portfolio Fund.

The following table is a reconciliation of Level 3 investments:

	Directional Trading	Event Driven	Fundamental Long/Short	Relative Value	Total

Assets:
Balance, as of September 1, 2011[1]	–	–	–	–	–
Net realized gain (loss)	–	–	–	–	–
Net change in unrealized appreciation/depreciation[2]	$179,127	$274,243	$211,656	$113,103	$778,129
Purchases	2,000,000	3,320,000	14,375,000	2,290,000	21,985,000
Sales	–	–	–	–	–
Transfers in3	–	–	–	–	–
Transfers out[3]	–	–	–	–	–

Balance, as of March 31, 2012	$2,179,127	$3,594,243	$14,586,656	$2,403,103	$22,763,129

[1]	Commencement of operations.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2012 was $778,129.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to members’ capital.

See Notes to Financial Statements.

8	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Statement of Assets, Liabilities and Members’ Capital

March 31, 2012

Assets
Investments in Portfolio Funds at value (cost – $28,240,000)	$29,055,018
Cash	952,389
Investments in Portfolio Funds paid in advance	3,600,000
Redemptions receivable	1,098,371
Receivable for reimbursement from advisor	231,590
Deferred offering costs	193,625
Prepaid expenses	531
Total assets	35,131,524

Liabilities

Capital contributions received in advance	3,835,000
Offering costs payable	37,340
Advisory fees payable	19,443
Distribution fees payable	19,443
Officer’s and Directors’ fees payable	1,377
Other accrued expenses payable	149,202
Total liabilities	4,061,805
Members’ Capital	$31,069,719

Members’ Capital Consist of

Paid-in capital	$30,416,700
Accumulated net investment loss	(161,999)
Net unrealized appreciation/depreciation	815,018
Members’ Capital	$31,069,719

Net Asset Value

Based on members’ capital of $31,069,719 and 3,057,023 units outstanding	$10.16

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	9

Statement of Operations

Period September 1, 20111 to March 31, 2012

Expenses
Investment advisory	$115,398
Organization	293,000
Offering	271,076
Professional	133,705
Distribution	115,398
Administration	40,680
Printing	20,000
Officer and Directors	2,917
Miscellaneous	25,676
Total expenses	1,017,850
Less expenses reimbursed by advisor	(714,180)
Total expenses after fees waived and reimbursed	303,670
Net investment loss	(303,670)

Realized and Unrealized Gain
Net realized gain from investments	38,371
Net change in unrealized appreciation/depreciation on investments	815,018
Total realized and unrealized gain	853,389
Net Increase in Members’ Capital Resulting from Operations	$549,719

[1]	Commencement of operations. Reflects activity prior to September 1, 2011, related to the initial seeding of the Fund.

See Notes to Financial Statements.

10	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Statement of Changes in Members’ Capital

Increase (Decrease) in Members’ Capital:	Period September 1, 2011[1] to March 31, 2012
Operations
Net investment loss	$(303,670)
Net realized gain	38,371
Net change in unrealized appreciation/depreciation	815,018
Net increase in members’ capital resulting from operations	549,719

Capital Transactions
Proceeds from the issuance of units (excluding capital contributions received in advance)	30,520,000

Members’ Capital
Total increase in members’ capital	31,069,719
Beginning of period	–
End of period	$31,069,719
Accumulated net investment loss	$(161,999)

[1]	Commencement of operations. Reflects activity prior to September 1, 2011, related to the initial seeding of the Fund.

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	11

Statement of Cash Flows

Period September 1, 20111 to March 31, 2012

Cash Used in Operating Activities
Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$549,719
Increase in investments in Portfolio Funds paid in advance	(3,600,000)
Increase in redemptions receivable	(1,098,371)
Increase in receivable from advisor	(212,147)
Increase in prepaid expenses	(531)
Increase in offering costs payable	37,340
Increase in distribution fees payable	19,443
Increase in officer’s and directors’ fees payable	1,377
Increase in other accrued expenses payable	149,202
Net realized and unrealized gain on investments	(853,389)
Purchases of long-term investments	(29,300,000)
Amortization of deferred offering costs	271,076
Proceeds from sales of long-term investments	1,098,371
Cash used in operating activities	(32,937,910)

Cash Provided by Financing Activities
Cash receipts from issuance of units (excluding capital contributions received in advance)	30,520,000
Capital contributions received in advance	3,835,000
Cash payments for offering costs	(464,701)
Cash provided by financing activities	33,890,299

Cash
Net increase in cash	952,389
Cash at beginning of period	–
Cash at end of period	$952,389

[1]	Commencement of operations. Reflects activity prior to September 1, 2011, related to the initial seeding of the Fund.

See Notes to Financial Statements.

12	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Financial Highlights

Period September 1, 2011[1] to March 31, 2012
Per Unit Operating Performance
Net asset value, beginning of period	$ 10.00[2]

Net investment loss[3]	(0.11)
Net realized and unrealized gain	0.27

Net increase from investment operations	0.16

Net asset value, end of period	$ 10.16

Total Investment Return[4]
Based on net asset value	1.60%[5]

Ratios to Average Members’ Capital
Total expenses[6]	5.84%[7,8]

Total expenses after fees waived and reimbursed	2.00%[7,8]

Net investment loss	(2.00)%[7,8]

Supplemental Data
Members’ capital, end of period (000)	$ 31,070

Portfolio turnover	4%

[1]

Commencement of operations. Reflects activity prior to September 1, 2011, related to the initial seeding of the Fund. This information includes the initial investment by BlackRock HoldCo 2, Inc., a wholly owned subsidiary of BlackRock, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.30 per unit sales charges from initial offering price of $10.30 per unit.
[3]	Based on average units outstanding.
[4]

Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions. The Fund is a continuously offered closed-end fund, the units of which are offered at net asset value. No secondary market for the Fund’s units exists.

[5]	Aggregate total investment return.
[6]	Organization expenses were not annualized in the calculation of expense ratios. If these ratios were annualized, the total expenses would have been 6.63%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Preferred Partners LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non diversified, closed-end management investment company. The Fund is organized as a Delaware limited liability company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The Fund continuously offers one class of limited liability company interests (“Units”), which may be sold to certain eligible investors with a front-end sales charge of up to 3.00%.

Prior to commencement of operations on September 1, 2011, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 Units on August 15, 2011 to BlackRock HoldCo 2, Inc., a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) for $100,000.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Portfolio Funds: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund will invest in Portfolio Funds selected by and unaffiliated with BlackRock Advisors, LLC (the “Advisor”), an indirect wholly owned subsidiary of BlackRock. Managers of Portfolio Funds or their respective administrators typically provide unaudited Portfolio Fund valuations monthly. It is anticipated that these unaudited values will be prepared in accordance with US GAAP and will, in effect, be the fair value of each Portfolio Fund’s assets less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Advisor will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Advisor will give weight to such valuations and other factors and considerations set forth below and in the written policies and procedures (“Valuation Procedures”) that the Fund’s Board of Directors (the “Board”) has approved for purposes of determining the fair value of securities held by the Fund, as deemed appropriate in each case.

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and

(6) information provided to the Advisor or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund. In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisor has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in such a Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where Portfolio Funds do not provide valuations as contemplated above (collectively, “Adjusted Fair Values”), such valuations will be subject to review and approval by the internal valuation committee of the Advisor and its registered investment advisory affiliates (“Valuation Committee”).

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

Dividends and Distributions: Dividends from net investment income and distributions of capital gains are declared and paid annually. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for U.S. federal income tax purposes. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its members. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair

14	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Notes to Financial Statements (continued)

value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets, Liabilities and Members’ Capital and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Advisor. Offering costs are amortized over a 12-month period beginning with the commencement of operations. The Advisor reimbursed the Fund $293,000 which is included in expenses reimbursed by advisor in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with the Advisor to provide investment advisory services. The Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 0.75% of the Fund’s month-end members’ capital.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Advisor.

The Fund has entered into an expense limitation agreement in which the Advisor has agreed to reimburse certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% per annum of the Fund’s average members’ capital (the “Expense Cap”). Expenses covered by the Expense Cap include all of the Fund’s expenses other than those expressly excluded by the Expense Cap Agreement as follows: (1) the investment management fee, (2) interest expense, if any, (3) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (4) any trading-related expenses, including, but not limited to, clearing costs and commissions, (5) dividends on short sales, if any, (6) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (7) if applicable, the distribution fees paid to BlackRock Investments, LLC (“BRIL”) or financial intermediaries.

If the Fund has received a waiver or reimbursement from the Adviser within the preceding two fiscal years and the Fund’s operating expenses are less than the expense limit for the Fund, the Advisor is entitled to be reimbursed by the Fund up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for the Fund exceeds the operating expenses of the Fund for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Advisor or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for the Fund is changed subsequent to a fiscal year in which the Advisor becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Advisor shall be calculated by reference to the expense limit for the Fund in effect at the time the Advisor became entitled to receive such reimbursement, rather than the subsequently changed expense limit for the Fund.

On March 31, 2012, the amount subject to possible future recoupment under the expense limitation agreement for the period September 1, 2011 to March 31, 2012 is $714,180. This amount will expire on March 31, 2014.

The Fund entered into a Distribution Agreement with BRIL, an affiliate of the Advisor. Pursuant to a Distribution Plan approved by the Fund’s Board, the Fund pays BRIL ongoing distribution fees. The fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 0.75% of the Fund’s month-end members’ capital.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	15

Notes to Financial Statements (continued)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 1, 2011 to March 31, 2012 were $29,300,000 and $1,098,371, respectively.

4. Investments in Portfolio Funds:

Information reflecting the Fund’s investments in Portfolio Funds as of March 31, 2012 is summarized below. The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Fund as of March 31, 2012.

Investment	Value	% of Fund’s Members’ Capital	Primary Geographical Locations*	Redemptions Permitted**
Directional Trading
AlphaMosaic SPC Platform, Class A:
Series 09-2011	$457,569	1.5%	Africa/Mid East, Central/South Asia, North America, PacRim Developed,	Semi-Monthly
Series 02-2012	48,149	0.2	PacRim Emerging, Western Europe
D.E. Shaw Oculus International Fund, Liquidity Class	2,179,127	7.0	Latin America, North America, PacRim Developed, Western Europe	Quarterly
Fortress Commodities Fund LP, Class S1, Series 09-2011 NI	725,890	2.3	Africa/Mid East, Central/South Asia, North America, PacRim Developed, PacRim Emerging, Western Europe	Monthly
Event Driven
Davidson Kempner International (BVI), Ltd., Class C, Tranche 3, Series 01-2012	1,347,411	4.3	Africa/Mid East, Central/South Asia, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
HBK Offshore Fund II LP, Class A, Sub-Class A1	1,457,504	4.7	Eastern Europe, Latin America, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Pentwater Event Fund, Ltd., Class F-NV-U:			North America, PacRim Developed, Western Europe	Monthly
Initial Series	1,516,800	4.9
Series 02-2012	107,601	0.3
Series 03-2012	512,338	1.6
York Investment, Ltd., Class D, Series 09-2011	1,108,658	3.6	North America, Western Europe	Quarterly
Fundamental Long/Short
BG Fund, Class B	1,442,495	4.7	North America, PacRim Developed, Western Europe	Monthly
Brigade Leveraged Capital Structures Offshore, Ltd.:			North America, PacRim Developed, Western Europe	Quarterly
Series 09-2011 NV	1,069,583	3.5
Series 02-2012 NV	100,933	0.3
Series 03-2012 NV	251,338	0.8
Claren Road Credit Fund, Ltd., Class A:			North America, Western Europe	Quarterly
Series 32	1,035,349	3.3
Series 69	170,782	0.6
Series 70	642,720	2.1
Series 71	473,566	1.5
Conatus Capital Overseas Ltd., Class A, Sub-Class 1, Series 09-2011	1,115,640	3.6	North America, Western Europe	Quarterly
Glenview Capital Partners (Cayman), Ltd., Series G/84	975,213	3.1	North America, Western Europe	Quarterly
King Street Capital, Ltd., Class A, Series 3	1,022,754	3.3	PacRim Developed, Western Europe	Quarterly
Oak Hill Credit Alpha Fund (Offshore), Ltd., Class A, Series 09-2011	1,037,925	3.3	Latin America, North America, PacRim Developed, Western Europe	Quarterly
One William Street Capital Offshore Fund, Ltd., Class CC:			North America	Quarterly
Series 09-2011-AA	1,727,591	5.6
Series 02-2012	102,997	0.3
Series 03-2012	557,425	1.8
Scout Capital Fund, Ltd., Class B, Series NV	1,434,773	4.6	Latin America, North America, Western Europe	Quarterly
Standard Pacific Capital Offshore, Ltd., Class B, Series C	985,666	3.2	Central/South Asia, Eastern Europe, Latin America, North America, PacRim Developed, Western Europe	Quarterly

16	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Notes to Financial Statements (continued)

4. Investments in Portfolio Funds (continued):

Investment	Value	% of Fund’s Members’ Capital	Primary Geographical Locations*	Redemptions Permitted**
Fundamental Long/Short (continued)
Standard Pacific Pan-Asia Fund, Ltd., Series A, Sub-Series 02-2011	$841,636	2.7%	Central/South Asia, PacRim Developed, PacRim Emerging	Quarterly
Taconic Opportunity Offshore Fund, Ltd., Class A-NR, Series 50	1,040,765	3.3	LatinAmerica, North America, PacRim Developed, Western Europe	Annually
Relative Value
Aristeia International, Ltd., Class A, Series A-NV	1,161,717	3.8	North America, Western Europe	Quarterly
Magnetar Capital Fund II, Ltd., Class A:			North America, Western Europe	Quarterly
Series 25	1,782,641	5.7
Series 47	315,692	1.0
Series 50	102,790	0.3
Series 52	201,980	0.7
Total	$29,055,018	93.5%

*   Primary Geographic Locations refer to information of which the Fund is aware regarding the geographical allocation of the investments held by the Portfolio Funds in which the Fund invests. The Fund does not have or obtain sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographical allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Fund with respect to investments held by the Portfolio Funds as of March 31, 2012. This information has not been independently verified by the Fund and may not be representative of the current geographical allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

** Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners in the form of management fees generally ranging from 1% to 3% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 30% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in the net increase in members’ capital resulting from operations in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments (1)	Gates (2)	Lock-ups (3)	Redemption Frequency (4)	Redemption Notice Period (4)
Directional Trading (a)	$3,410,735	–	$1,815,866	–	Semi-Monthly/Monthly/Quarterly	2-75 Days
Event Driven (b)	6,050,312	–	2,695,682	–	Monthly/Quarterly	30-90 Days
Fundamental Long/Short (c)	16,029,151	–	767,065	$14,586,656	Monthly/Quarterly/Annually	45-90 Days
Relative Value (d)	3,564,820	–	2,102,716	–	Quarterly	60-90 Days
Total	$29,055,018	–	$7,381,329	$14,586,656

(1) Represents private investment funds that cannot be voluntarily redeemed by the fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years or longer from March 31, 2012, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2) Represents investor level and enacted Portfolio level gates, which are limitations of the amount of a Portfolio Fund’s net assets that may be redeemed in any one redemption cycle.

(3) Represents investments that cannot be redeemed without a fee due to a lock-up provision. The lock-up period for these investments ranged from 5 to 12 months at March 31, 2012.

(4) Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above. Private investment funds that have an investor level gate and are still in the lock-up period are represented in both (2) and (3) in the above table.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	17

Notes to Financial Statements (continued)

(a) Investment strategies within this category seek to profit from buying and/or selling securities or financial instruments with a primary focus on seeking to profit primarily from changes in macro-level exposures, such as broad securities markets, interest rates, currency exchange rates, or commodity prices. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(b) Investment strategies within this category concentrate on companies that are, or may be, subject to extraordinary corporate events such as restructurings, takeovers, mergers, liquidations, bankruptcies or other corporate events. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(c) Investment strategies within this category involve buying and/or selling a security or financial instrument believed to be significantly under- or over-priced by the market in relation to its potential value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(d) Investment strategies within this category seek to profit from the mispricing of related financial instruments. This discipline utilizes quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical returns. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

The Fund had no unfunded capital commitments as of March 31, 2012.

5. Income Tax Information:

US GAAP requires that certain components of members’ capital be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on members’ capital or net asset values per unit. The following permanent differences as of March 31, 2012 attributable to the sale of stock of passive foreign investment companies and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(103,300)
Accumulated net investment loss	$141,671
Accumulated net realized gain.	$(38,371)

As of March 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$967,161
Net unrealized losses*	(314,142)

Total	$653,019

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$29,369,160

Gross unrealized appreciation	–
Gross unrealized depreciation	$(314,142)

Net unrealized depreciation.	$(314,142)

6. Market and Credit Risk:

The Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Portfolio Funds in which the Fund is invested utilize a wide variety of financial instruments in their trading strategies including over-the-counter (“OTC”) options, financial futures contracts, forward contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations. In determining the fair values for these financial instruments, the Portfolio Funds will make estimates about future interest rates, default probabilities, volatilities and other pricing factors. These estimates of fair value could differ from actual results.

18	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Notes to Financial Statements (concluded)

The Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Fund’s investments in Portfolio Funds recorded as assets on the Statement of Assets, Liabilities and Members’ Capital.

The Fund is designed primarily for long term investors and an investment in the Fund’s Units should be considered to be illiquid. The Fund’s Units will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board. The Fund may, but is not obligated to, conduct tender offers to repurchase outstanding Units. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Units that are tendered, which may increase risks for remaining members and increase Fund expenses.

7. Liquidity Risk:

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Fund is subject to certain redemption/withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

Certain of the Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. At March 31, 2012, none of the Fund’s members’ capital were subject to Portfolio Funds that had suspended redemptions/withdrawals (including those Portfolio Funds undergoing liquidation); and none of the Fund’s members’ capital were invested directly in side pockets maintained by Portfolio Funds. The Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Fund is permitted to liquidate its interest in the Portfolio Fund, the Fund’s residual interest remains subject to continued exposure to changes in valuations.

The Fund may also invest in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Fund’s requested redemption/withdrawal below the requested amount.

8. Capital Shares Transactions:

Units issued and outstanding during the period September 1, 2011 to March 31, 2012 increased 2,490,000 as a result of Units sold to BlackRock Holdco 2, Inc. and 557,023 as a result of Units sold to other eligible investors. At March 31, 2012, 2,500,000 Units were owned by BlackRock Holdco 2, Inc., an affiliate of the Fund.

Units are offered at closings, for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board.

The Fund may choose to conduct quarterly tender offers for up to 15% of its net asset value at the time in the sole discretion of its Board. The valuation date for the first such tender offer, if any, will not be earlier than the last business day of September in 2012. In a tender offer, the Fund repurchases outstanding Units at the Fund’s net asset value on the valuation date for the tender offer, which would generally be expected to be the last business day of March, June, September or December. In any given year, the Advisor may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

A 2.00% early repurchase fee payable to the Fund will be charged to any member that tenders its Units to the Fund in connection with a tender offer with a valuation date that is prior to the business day immediately preceding the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

BlackRock Preferred Partners LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of BlackRock Preferred Partners, LLC (the “Fund”), including the schedule of investments, as of March 31, 2012, and the related statements of operations, changes in members’ capital, cash flows and the financial highlights for the period September 1, 2011 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the portfolio funds’ investment advisor or administrator. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Preferred Partners, LLC as of March 31, 2012, the results of its operations, the changes in its members’ capital, its cash flows and the financial highlights for the period September 1, 2011 (commencement of operations) to March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 25, 2012

20	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2011	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	95 RICs consisting of 95 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2011	Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	95 RICs consisting of 95 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2011	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	95 RICs consisting of 95 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2011	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2011	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer VWR Scientific Products Corporation from 1990 to 1999.	95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	21

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2011	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisors under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2011	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	95 RICs consisting of 95 Portfolios	None

[1]  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]  Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2011, each Director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2011	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	157 RICs consisting of 280 Portfolios	None
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				157 RICs consisting of 280 Portfolios	None

[3]  Mr. Audet is an “interested person,” as defined in the Investment Company Act of 1940 Act, of the Fund based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

22	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2011	Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2011	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.
[1] Officers of the Fund serve at the pleasure of the Board.

The Fund is currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Administrator BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012	23

Additional Information

General Information

Quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Alternative Investments” on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to provide public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

24	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2012

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Prefp-3/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Preferred Partners LLC	$45,000	N/A	$0	N/A	$14,350	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Preferred Partners LLC	$14,350	N/A

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of March 31, 2012.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Edward Rzeszowski, Managing Director at BlackRock, and Nicholas Sideratos, Managing Director at BlackRock. Messrs. Rzeszowski and Sideratos are jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Rzeszowski and Sideratos have been members of the registrant’s portfolio management team since 2011, respectively.

Portfolio Manager	Biography
Edward Rzeszowski	Managing Director of BlackRock since 2007; Director of BlackRock, in 2006.
Nicholas Sideratos	Managing Director of BlackRock since 2007; Principal of Quellos from 2006 to 2007.

(a)(2)	As of March 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Rzeszowski	0	7	2	0	2	2
	$0	$700.3 Million	$43.8 Million	$0	$161.3 Million	$43.8 Million
Nicholas Sideratos	0	9	4	0	7	0
	$0	$365.8 Million	$643.9 Million	$0	$135 Million	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rzeszowski and Sideratos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rzeszowski and Sideratos may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of March 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the HFRI Fund of Funds Composite Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Rzeszowski has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Rzeszowski and Sideratos are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of March 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Edward Rzeszowski	None
Nicholas Sideratos	None

(b)	Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1)	– Code of Ethics – See Item 2

(a)(2)	– Certifications – Attached hereto

(a)(3)	– Not Applicable

(b)	– Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred Partners LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date: June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date: June 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Preferred Partners LLC

Date: June 4, 2012